CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We have issued our report dated March 10, 2005 accompanying the financial statements of Van Kampen Focus Portfolios, Municipal 328 as of
 December 31, 2004, and for the period then ended, contained in this Post-Effective Amendment No. 5 to Form S-6.

         We consent to the use of the aforementioned report in the Post-Effective Amendment and to the use of our name as it appears under the caption "Auditors".

                                                       GRANT THORNTON LLP



Chicago, Illinois
April 25, 2005